Exhibit 10.1
EXECUTION COPY
REGISTRATION RIGHTS AGREEMENT

by and among
Stewart Enterprises, Inc.,
the Guarantors
listed on Schedule A hereto,
and
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
SunTrust Robinson Humphrey, Inc.
BBVA Securities Inc.
Morgan Keegan & Company, Inc.
Dated as of April 18, 2011

Registration Rights Agreement
          This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 18, 2011, by and among Stewart Enterprises, Inc., a Louisiana corporation (the “Company”), the Guarantors listed on Schedule A hereto (the “Guarantors”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., BBVA Securities Inc. and Morgan Keegan & Company, Inc. (each an “Initial Purchaser” and, collectively, the “Initial Purchasers”), each of whom has agreed to purchase the Company’s 6.50% Senior Notes due 2019 (the “Initial Notes”) guaranteed by the Guarantors (the “Guarantees”) pursuant to the Purchase Agreement (as defined below). The Initial Notes and the Guarantees attached thereto are herein collectively referred to as the “Initial Securities.”
          This Agreement is made pursuant to the Purchase Agreement, dated as of April 4, 2011 (the “Purchase Agreement”), by and among the Company, the Guarantors and the Initial Purchasers (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Initial Securities (including the Initial Purchasers). In order to induce the Initial Purchasers to purchase the Initial Securities, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(g) of the Purchase Agreement.
          The parties hereby agree as follows:
          Section 1. Definitions
          As used in this Agreement, the following capitalized terms shall have the following meanings:
Additional Interest: As defined in Section 5 hereof.
Additional Interest Payment Date: With respect to the Initial Securities, each Interest Payment Date.
Advice: As defined in Section 6(c).
Affiliate: Of any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have the meanings correlative to the foregoing.
Broker-Dealer: Any broker or dealer registered under the Exchange Act.
Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.
Closing Date: The date of this Agreement.

Commission: The United States Securities and Exchange Commission.
Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer.
Exchange Act: The Securities Exchange Act of 1934, as amended.
Exchange Offer: The registration by the Company under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.
Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.
Exchange Securities: The 6.50% Senior Notes due 2019, of the same series under the Indenture as the Initial Notes and the Guarantees attached thereto, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.
Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Initial Securities to certain persons reasonably believed to be “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act, and to certain non-U.S. persons, in accordance with such Rule 144A and Regulation S under the Securities Act, respectively.
FINRA: The Financial Industry Regulatory Authority, Inc.
Guarantees: As defined in the preamble hereto.
Holders: As defined in Section 2(b) hereof.
Indemnified Holder: As defined in Section 8(a) hereof.
Indenture: The Indenture, dated as of April 18, 2011, among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which the Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.
Initial Purchaser: As defined in the preamble hereto.
Initial Notes: As defined in the preamble hereto..
Initial Placement: The issuance and sale by the Company of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement.
Interest Payment Date: As defined in the Indenture and the Initial Securities.

Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
Registration Default: As defined in Section 5 hereof.
Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.
Securities: The Initial Securities and/or the Exchange Securities, as applicable.
Securities Act: The Securities Act of 1933, as amended.
Shelf Registration Statement: As defined in Section 4 hereof.
Trust Indenture Act: The Trust Indenture Act of 1939, as amended.
Transfer Restricted Securities: Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Initial Security is actually distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).
Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.
          Section 2. Securities Subject To This Agreement
          (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.
          (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.
          Section 3. Registered Exchange Offer
          (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission, after the Closing Date, a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use their respective reasonable best efforts to cause such

Registration Statement to become effective as promptly as possible following the filing of the Registration Statement with the Commission, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Initial Securities held by Broker-Dealers as contemplated by Section 3(c) below.
          (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 days after the date notice of the Exchange Offer is mailed to the Holders. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Company shall use its reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 210 days after the Closing Date.
          (c) The Company shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Initial Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.
          Each of the Company and the Guarantors shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Initial Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.
          The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.
          Section 4. Shelf Registration
          (a) If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), (ii) for any reason, the Exchange Offer is not Consummated within 210 days after the Closing Date, or (iii) any Holder of Transfer Restricted Securities shall have notified the Company in writing within 20 Business Days following the Closing Date that (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Company or one of its Affiliates, then, upon such Holder’s request, the Company and the Guarantors shall (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) and use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to the 210th day following the Closing Date, which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(c) hereof.
          (b) Each of the Company and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least one year following the effective date of such Shelf Registration Statement (or shorter period that will terminate when all the Initial Securities covered by such Shelf Registration Statement cease to be Transfer Restricted Securities).
          (c) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein.

Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.
          Section 5. Additional Interest
          If (i) the Exchange Offer has not been Consummated, or a Shelf Registration Statement, if required, is not declared effective, in each case, within 210 days after the Closing Date or (ii) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within three Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself promptly declared effective (each such event referred to in clauses (i) and (ii), a “Registration Default”), the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby additional interest (“Additional Interest”) in an amount equal to one quarter of one percent (0.25%) per annum on the principal amounts of the Transfer Restricted Securities held by such Holder during the 90-day period immediately following the occurrence of any Registration Default and shall increase by an additional one quarter of one percent (0.25%) per annum on the principal amounts of such Transfer Restricted Securities at the end of each subsequent 90-day period, but in no event shall such increase exceed 1.00% per annum. All accrued Additional Interest will be paid by the Company and the Guarantors on each Additional Interest Payment Date. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the Additional Interest payable with respect to the Transfer Restricted Securities as a result of the provisions of this paragraph shall cease; provided, however, that, if after such Additional Interest has ceased, a different Registration Default occurs, the Additional Interest shall again be payable pursuant to the foregoing provisions.
          All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.
          Section 6. Registration Procedures
          (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:
     (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Initial Securities. The Company and the Guarantors each hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantors each hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.
     (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company’s preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Company.
          (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof in accordance with Section 4.
          (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Securities by Broker-Dealers), the Company shall:
     (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the

Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;
     (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;
     (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;
     (iv) furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any

Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents (excluding documents incorporated by reference as a result of requirements for periodic reporting under the Exchange Act prior to the initial filing of the Registration Statement) will be subject to the review of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least three Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (excluding all such documents incorporated by reference as a result of requirements for periodic reporting under the Exchange Act) to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within three Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;
     (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers, each selling Holder named in any Registration Statement, and to the underwriter(s), if any, make the Company’s representatives and representatives of the Guarantors available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;
     (vi) make available at reasonable times for inspection by each selling Holder, the Initial Purchasers, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company’s and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the managing underwriter(s), if any; provided, however, that the foregoing information gathering (i) shall be coordinated on behalf of the selling Holders, Initial Purchasers, managing underwriter or any representative thereof, by one counsel, who shall be Shearman & Sterling LLP, or such other counsel as may be chosen by the Holders of a majority in principal amount of Transfer Restricted Securities and (ii) shall not be available for any such Holder who does not agree in writing to hold such information in confidence;
     (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;
     (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with at least one rating agency, acceptable to the underwriter(s), if any, if so requested by the Holders of a majority in aggregate principal amount of Securities covered thereby or the underwriter(s), if any;
     (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);
     (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto, subject to compliance by such Holder with the final paragraph of this Section;
     (xi) enter into, and cause the Guarantors to enter into, such customary agreements (including an underwriting agreement), and make, and cause the Guarantors to make, such customary representations and warranties, and take all such other customary actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantors shall:
     (A) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

     (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer, treasurer, assistant treasurer, secretary or assistant secretary of each of the Company and the Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (i), (ii) and (iii) of Section 5(f) of the Purchase Agreement and such other matters as such parties may reasonably request;
     (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in paragraph (c) of Section 5 and Exhibit A of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers’ representatives and the Initial Purchasers’ counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel’s attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and
     (3) a customary comfort letter, dated as of the date of Consummation of the Exchange Offer or the date of effectiveness of the

Shelf Registration Statement, as the case may be, from the Company’s independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 5(a) of the Purchase Agreement, without exception;
     (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and
     (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors pursuant to this clause (xi), if any.
          If at any time the representations and warranties of the Company and the Guarantors contemplated in clause (A)(1) above cease to be true and correct, the Company or the Guarantors shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;
     (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or reasonably advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;
     (xiii) shall issue, upon the request of any Holder of Initial Securities covered by the Shelf Registration Statement, Exchange Securities, having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Securities, as the case may be; in return, the Initial Securities held by such Holder shall be surrendered to the Company for cancellation;
     (xiv) cooperate with, and cause the Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such underwriter(s);
     (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;
     (xvi) if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;
     (xvii) provide a CUSIP number for all Securities not later than the effective date of the Registration Statement and take all other action necessary to ensure that all Securities are eligible for deposit with the Depository Trust Company;
     (xviii) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;
     (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement;
     (xx) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Guarantors to cooperate, with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute, and cause the Guarantors to execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;
     (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Securities or the managing underwriter(s), if any; and
     (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.
          Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will keep such notice confidential and forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice; provided, however, that no such extension shall be taken into account in determining whether Additional Interest are due pursuant to Section 5 hereof or the amount of such Additional Interest. It is agreed that the Company’s option to suspend use of a Registration Statement pursuant to this paragraph for more than three Business Days shall be treated as a Registration Default for purposes of Section 5. Each Holder agrees to deliver the Prospectus, if required by the Securities Act, and, if so required, in the manner and at the time required by the Securities Act. Each Holder further agrees that it will use the Prospectus and any amendment or supplement thereto, and make any offer and sale of the Securities, only in compliance with the terms of this Agreement and all laws and regulations applicable to it, and will conform its offering and sale of Securities to the plan of distribution set forth in the Prospectus.
          Section 7. Registration Expenses
          (a) All expenses incident to the Company’s or the Guarantors’ performance of or compliance with this Agreement will be borne by the Company and/or the Guarantors, jointly and severally, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with FINRA (and, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of the FINRA)); (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws; (v) the fees and disbursements of the Trustee and its counsel; (vi) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (vii) all application and filing fees in connection with listing the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements thereof, if such listing is required pursuant to Section 6(c)(xxi) hereof; and (viii) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).
          Each of the Company and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company and the Guarantors. Notwithstanding any requirement to the contrary set forth in this Agreement, the Purchase Agreement or the Indenture, the Company shall not be responsible for any costs, included but not limited to commissions, fees, discounts of underwriter(s), brokers, dealers or agents.
          (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Shearman & Sterling LLP unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.
          Section 8. Indemnification
          (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and/or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company or any of the Guarantors may otherwise have.
          In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve the Company or the Guarantors of their respective obligations pursuant to this Agreement, to the extent it is not prejudiced by such failure. The Company shall be liable for any settlement of any such action or proceeding effected with the Company’s prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any Indemnified Holder. This indemnity will be in addition to any liability that the Company and the Guarantors may otherwise have under this Agreement.
          (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, or any Guarantor, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Securities giving rise to such indemnification obligation. This indemnity will be in addition to any liability that the Holders may otherwise have under this Agreement.
          (c) In case any action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Company shall be deemed to be equal to the total net proceeds from the Initial Placement as set forth on the cover page of the Offering Memorandum), the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any of the Guarantors or by the Indemnified Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.
          The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total proceeds received by such Holder with respect to the Initial Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.
          Section 9. Rule 144A
          Each of the Company and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.
          Section 10. Participation In Underwritten Registrations
          No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the terms hereof and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.
          Section 11. Selection Of Underwriters
          The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however that such investment banker(s) and managing underwriter(s) must be reasonably satisfactory to the Company.
          Section 12. Miscellaneous
          (a) Remedies. Each of the Company and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate; provided, however, that the Additional Interest contemplated hereunder shall be the exclusive remedy for any breach of Section 3 or 4 of the Agreement.
          (b) No Inconsistent Agreements. Neither the Company nor any of the Guarantors will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Other than this Agreement, neither the Company nor the Guarantors has entered into any agreement granting any registration rights with respect to its debt securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.
          (c) Adjustments Affecting the Securities. The Company will not take any action, and will use its reasonable best efforts to prevent any change from occurring, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.
          (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has (i) in the case of Section 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.
          (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:
     (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and
     (ii) if to the Company:
Stewart Enterprises, Inc.
1333 S. Clearview Parkway
Jefferson, LA 70121
Telecopier No.: (504) 729-1407
Attention: Lewis J. Derbes, Jr., Senior Vice President,
Chief Financial Officer and Treasurer
With a copy to:
Jones, Walker, Waechter, Poitevent,
Carrere and Denegre, L.L.P.
8555 United Plaza Blvd.
Baton Rouge, LA 70809
Telecopier No.: (225) 248-3026
Attention: Dionne M. Rousseau, Esq.
          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.
          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.
          (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
          (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STEWART ENTERPRISES, INC.
By:	/s/ Lewis J. Derbes, Jr.
	Name:	Lewis J. Derbes, Jr.
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:
FOREST HILLS CEMETERY, INC.
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.
GROSS FUNERAL HOME, INC.
S. E. FUNERAL HOMES OF ARKANSAS, INC.
ALL SOULS MORTUARY, INC.
BARSTOW FUNERAL HOMES, INC.
BUCHHEIM FAMILY, INC.
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.
CATHOLIC MORTUARY SERVICES, INC.
DeYOUNG MEMORIAL CHAPEL, INC.
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.
LOMBARD & CO.
N.D. DAVIS & ASSOCIATES, INC.
QUEEN OF HEAVEN MORTUARY, INC.
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.
SAN FERNANDO MISSION MORTUARY, INC.
SANTA CLARA MORTUARY, INC.
SDCA HOLDINGS, INC.
SIMPLICITY PLAN OF CALIFORNIA, INC.
STEWART PRE-NEED SERVICES, INC.
STRICKLIN/SNIVELY MORTUARY
SENTINEL CREMATION SOCIETIES, INC.
CREMATION SOCIETY NORTHWEST, INC.
E.R. BUTTERWORTH & SONS
SAN DIEGO CEMETERY ASSOCIATION
CHEATHAM HILL MEMORIAL PARK, INC.
THE SIMPLICITY PLAN, INC.
KILGORE-GREEN FUNERAL HOME, INC.
S.E. CEMETERIES OF ALABAMA, INC.

S.E. COMBINED SERVICES OF ALABAMA, INC.
S.E. FUNERAL HOMES OF ALABAMA, INC.
ROSE HAVEN FUNERAL HOME AND CEMETERY, INC.
S.E. FUNERAL HOMES OF ILLINOIS, INC.
KNUTSON FUNERAL HOMES, INC.
PAULEY FUNERAL HOME, INC.
D.W. NEWCOMER’S SONS, INC.
DWN PROPERTIES, INC.
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION
S.E. FUNERAL HOMES OF TENNESSEE, INC.
PASADENA FUNERAL HOME, INC.
S.E. FUNERAL HOMES OF TEXAS, INC.
S.E. CEMETERIES OF TEXAS, INC.
S.E. CEMETERIES OF WISCONSIN, INC.
FUNERAL SECURITY PLANS, INC.
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.
BOUNDS FUNERAL HOME, INC.
CEDAR HILL CEMETERY COMPANY, INC.
CREST LAWN MEMORIAL GARDENS, INC.
FORT LINCOLN CEMETERY, INC.
FORT LINCOLN FUNERAL HOME, INC.
HILLCREST MEMORIAL CEMETERY, INC.
HINES-RINALDI FUNERAL HOME, INC.
JOHN M. TAYLOR FUNERAL HOME, INC.
LOUDON PARK CEMETERY COMPANY
LOUDON PARK FUNERAL HOME, INC.
NATIONAL HARMONY MEMORIAL PARK, INC.
PARKLAWN, INC.
SIMPLE TRIBUTE OF MARYLAND, INC.
THE PARKWOOD CEMETERY COMPANY
WILLIAM W. CHAMBERS, INC.
CATAWBA MEMORIAL PARK, INC.
GARRETT — HILLCREST, INC.
McLAURIN’S FUNERAL HOME, INC.
S.E. CEMETERIES OF NORTH CAROLINA, INC.
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.
GEORGE WASHINGTON MEMORIAL PARK, INC.
KIRK & NICE SUBURBAN CHAPEL, INC.
KIRK & NICE, INC.
S.E. ACQUISITION OF PENNSYLVANIA, INC.
SUNSET MEMORIAL PARK COMPANY
DUNBAR FUNERAL HOME
S.E. CEMETERIES OF SOUTH CAROLINA, INC.
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.
MONTE VISTA BURIAL PARK, INC.
S.E. COMBINED SERVICES OF TENNESSEE, INC.
CLINCH VALLEY MEMORIAL CEMETERY, INC.

EVERLY PFP, INC.
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.
CASDORPH & CURRY FUNERAL HOME, INC.
EASTERN CEMETERY ASSOCIATES, INC.
KLINGEL-CARPENTER MORTUARY, INC.
LOI CHARLESTON, INC.
NATIONAL EXCHANGE TRUST, LTD
NATIONAL FUNERAL SERVICES, INCORPORATED
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.
S.E. CEMETERIES OF WEST VIRGINIA, INC.
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.
WILSON FUNERAL HOME, INC.
DRUID RIDGE CEMETERY COMPANY
PARKWOOD MANAGEMENT COMPANY
CHAPEL OF THE ROSES, INC.
CHAPEL OF THE VALLEY FUNERAL HOME, INC.
J.P. FINLEY AND SON MORTUARY, INC.
SUNSET HILLS MEMORIAL PARK
ABBY PLAN OF TEXAS, INC.
EMERALD HILLS FUNERAL CORPORATION
GUARDIAN CREMATION SOCIETY, INC.
SIMPLICITY PLAN OF TEXAS, INC.
S.E. COMBINED SERVICES OF TEXAS, INC.
S.E. FUNERAL HOME OF COPPELL, TEXAS, INC.
GRIFFIN-LEGGETT, INC.
DBM-HUNTINGTON, INC.
LASSILA FUNERAL CHAPELS, INC.
S.E. ACQUISITION OF CALIFORNIA, INC.
VICTOR V. DESROSIER, INC.
CEMETERY MANAGEMENT, INC.
EASTLAWN CORPORATION
HOLLY HILL MEMORIAL PARK, INC.
BALLYHOO INNOVATIONS, INC.
STEWART ENTERPRISES (EUROPE), INC.
S.E. MID-ATLANTIC, INC.
LAKEWOOD MEMORIAL PARK, INC.
MONTLAWN MEMORIAL PARK, INC.
S.E. ACQUISITION OF OREGON, INC.
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.
LAKE LAWN METAIRIE FUNERAL HOME
S.E. FUNERAL HOMES OF FLORIDA, LLC
S.E. CEMETERIES OF FLORIDA, LLC
S.E. COMBINED SERVICES OF FLORIDA, LLC
EMPRESAS STEWART-FUNERARIAS, INC.
ENDURING MEMORIES, INC.
HAWTHORNE & WREN, INC.
NAILKNOT, LLC
S.E. CEMETERIES OF VIRGINIA, LLC

S.E. FUNERAL HOMES OF VIRGINIA, LLC
STEWART RESOURCE CENTER, LLC
ACME MAUSOLEUM, LLC
S.E. CEMETERIES OF LOUISIANA, LLC
S.E. FUNERAL HOMES OF LOUISIANA, LLC
STEWART SERVICES, LLC
SYMPATHYSHOP.COM, L.L.C.
S.E. SOUTH-CENTRAL, LLC
KANAWHA PLAZA PARTNERSHIP

By:	/s/ Lewis J. Derbes, Jr.
	Name:	Lewis J. Derbes, Jr.
	Title:	Authorized Signatory

The foregoing Registration Rights Agreement is
hereby confirmed and accepted as of the date first
above written.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
J.P. Morgan Securities LLC
SunTrust Robinson Humphrey, Inc.
BBVA Securities Inc.
Morgan Keegan & Company, Inc.

By: Merrill Lynch, Pierce, Fenner & Smith Incorporated
By:
Name:
Title:

By: J.P. Morgan Securities LLC
By:
Name:
Title:

By: SunTrust Robinson Humphrey, inc.
By:
Name:
Title:

By: BBVA Securities Inc.
By:
Name:
Title:

By: Morgan Keegan & Company, Inc.
By:
Name:
Title:

SCHEDULE A
GUARANTORS
FOREST HILLS CEMETERY, INC.
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.
GROSS FUNERAL HOME, INC.
S. E. FUNERAL HOMES OF ARKANSAS, INC.
ALL SOULS MORTUARY, INC.
BARSTOW FUNERAL HOMES, INC.
BUCHHEIM FAMILY, INC.
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.
CATHOLIC MORTUARY SERVICES, INC.
DeYOUNG MEMORIAL CHAPEL, INC.
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.
LOMBARD & CO.
N.D. DAVIS & ASSOCIATES, INC.
QUEEN OF HEAVEN MORTUARY, INC.
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.
SAN FERNANDO MISSION MORTUARY, INC.
SANTA CLARA MORTUARY, INC.
SDCA HOLDINGS, INC.
SIMPLICITY PLAN OF CALIFORNIA, INC.
STEWART PRE-NEED SERVICES, INC.
STRICKLIN/SNIVELY MORTUARY
SENTINEL CREMATION SOCIETIES, INC.
CREMATION SOCIETY NORTHWEST, INC.
E.R. BUTTERWORTH & SONS
SAN DIEGO CEMETERY ASSOCIATION
CHEATHAM HILL MEMORIAL PARK, INC.
THE SIMPLICITY PLAN, INC.
KILGORE-GREEN FUNERAL HOME, INC.
S.E. CEMETERIES OF ALABAMA, INC.
S.E. COMBINED SERVICES OF ALABAMA, INC.
S.E. FUNERAL HOMES OF ALABAMA, INC.
ROSE HAVEN FUNERAL HOME AND CEMETERY, INC.
S.E. FUNERAL HOMES OF ILLINOIS, INC.
KNUTSON FUNERAL HOMES, INC.
PAULEY FUNERAL HOME, INC.
D.W. NEWCOMER’S SONS, INC.
DWN PROPERTIES, INC.
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION

S.E. FUNERAL HOMES OF TENNESSEE, INC.
PASADENA FUNERAL HOME, INC.
S.E. FUNERAL HOMES OF TEXAS, INC.
S.E. CEMETERIES OF TEXAS, INC.
S.E. CEMETERIES OF WISCONSIN, INC.
FUNERAL SECURITY PLANS, INC.
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.
BOUNDS FUNERAL HOME, INC.
CEDAR HILL CEMETERY COMPANY, INC.
CREST LAWN MEMORIAL GARDENS, INC.
FORT LINCOLN CEMETERY, INC.
FORT LINCOLN FUNERAL HOME, INC.
HILLCREST MEMORIAL CEMETERY, INC.
HINES-RINALDI FUNERAL HOME, INC.
JOHN M. TAYLOR FUNERAL HOME, INC.
LOUDON PARK CEMETERY COMPANY
LOUDON PARK FUNERAL HOME, INC.
NATIONAL HARMONY MEMORIAL PARK, INC.
PARKLAWN, INC.
SIMPLE TRIBUTE OF MARYLAND, INC.
THE PARKWOOD CEMETERY COMPANY
WILLIAM W. CHAMBERS, INC.
CATAWBA MEMORIAL PARK, INC.
GARRETT — HILLCREST, INC.
McLAURIN’S FUNERAL HOME, INC.
S.E. CEMETERIES OF NORTH CAROLINA, INC.
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.
GEORGE WASHINGTON MEMORIAL PARK, INC.
KIRK & NICE SUBURBAN CHAPEL, INC.
KIRK & NICE, INC.
S.E. ACQUISITION OF PENNSYLVANIA, INC.
SUNSET MEMORIAL PARK COMPANY
DUNBAR FUNERAL HOME
S.E. CEMETERIES OF SOUTH CAROLINA, INC.
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.
MONTE VISTA BURIAL PARK, INC.
S.E. COMBINED SERVICES OF TENNESSEE, INC.
CLINCH VALLEY MEMORIAL CEMETERY, INC.
EVERLY PFP, INC.
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.
CASDORPH & CURRY FUNERAL HOME, INC.
EASTERN CEMETERY ASSOCIATES, INC.
KLINGEL-CARPENTER MORTUARY, INC.
LOI CHARLESTON, INC.
NATIONAL EXCHANGE TRUST, LTD

NATIONAL FUNERAL SERVICES, INCORPORATED
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.
S.E. CEMETERIES OF WEST VIRGINIA, INC.
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.
WILSON FUNERAL HOME, INC.
DRUID RIDGE CEMETERY COMPANY
PARKWOOD MANAGEMENT COMPANY
CHAPEL OF THE ROSES, INC.
CHAPEL OF THE VALLEY FUNERAL HOME, INC.
J.P. FINLEY AND SON MORTUARY, INC.
SUNSET HILLS MEMORIAL PARK
ABBY PLAN OF TEXAS, INC.
EMERALD HILLS FUNERAL CORPORATION
GUARDIAN CREMATION SOCIETY, INC.
SIMPLICITY PLAN OF TEXAS, INC.
S.E. COMBINED SERVICES OF TEXAS, INC.
S.E. FUNERAL HOME OF COPPELL, TEXAS, INC.
GRIFFIN-LEGGETT, INC.
DBM-HUNTINGTON, INC.
LASSILA FUNERAL CHAPELS, INC.
S.E. ACQUISITION OF CALIFORNIA, INC.
VICTOR V. DESROSIER, INC.
CEMETERY MANAGEMENT, INC.
EASTLAWN CORPORATION
HOLLY HILL MEMORIAL PARK, INC.
BALLYHOO INNOVATIONS, INC.
STEWART ENTERPRISES (EUROPE), INC.
S.E. MID-ATLANTIC, INC.
LAKEWOOD MEMORIAL PARK, INC.
MONTLAWN MEMORIAL PARK, INC.
S.E. ACQUISITION OF OREGON, INC.
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.
LAKE LAWN METAIRIE FUNERAL HOME
S.E. FUNERAL HOMES OF FLORIDA, LLC
S.E. CEMETERIES OF FLORIDA, LLC
S.E. COMBINED SERVICES OF FLORIDA, LLC
EMPRESAS STEWART-FUNERARIAS, INC.
ENDURING MEMORIES, INC.
HAWTHORNE & WREN, INC.
NAILKNOT, LLC
S.E. CEMETERIES OF VIRGINIA, LLC
S.E. FUNERAL HOMES OF VIRGINIA, LLC
STEWART RESOURCE CENTER, LLC
ACME MAUSOLEUM, LLC
S.E. CEMETERIES OF LOUISIANA, LLC
S.E. FUNERAL HOMES OF LOUISIANA, LLC

STEWART SERVICES, LLC
SYMPATHYSHOP.COM, L.L.C.
S.E. SOUTH-CENTRAL, LLC
KANAWHA PLAZA PARTNERSHIP